                                                                   EXHIBIT 10.32


[BANK ONE LOGO]

LEASE SCHEDULE NO. 1000101377                          LEASE
                                                       (Prime Rate Interim Rent)
Master Lease Agreement dated December 30, 1999

Lessor: BANC ONE LEASING CORPORATION

Lessee: HOME INTERIORS & GIFTS, INC.

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. LEASE; EQUIPMENT DESCRIPTION. Lessor leases to Lessee, and Lessee leases from Lessor, all of the property ("Equipment") described in Schedule A-1 attached hereto (and Lessee represents to its knowledge that all Equipment is new unless specifically identified as used).

3. LESSOR'S COST OF EQUIPMENT.

                                       EQUIPMENT COST:           $6,276,471.00
                                    SET-UP/FILING FEE:
                                        MISCELLANEOUS:
                                            SALES TAX:
                                                TOTAL:           $6,276,471.00

4. LEASE TERM. The Base Term of this Schedule shall be EIGHTY-FOUR (84) months and the Base Term shall commence on MAY 30,2000 ("Commencement Date"). The total Lease Term consists of the Interim Term plus the Base Term. The Interim Term begins on the date that Lessor accepts this Schedule as stated below Lessor's signature ("Acceptance Date") and continues up to the Commencement Date.

5. RENT/FEES. There shall be added to each rent or other payment described below all applicable Taxes as in effect from time to time.

(a) As rent for the Equipment during the Interim Term, Lessee shall pay to Lessor on the Commencement Date an amount equal to the Per Diem Rent multiplied by the number of days in the Interim Term. "Per Diem Rent" means an amount equal to the Lessor's Cost of the Equipment multiplied by the Daily Rate. "Daily Rate" means (the Prime Rate on the Acceptance Date plus 0.00 percentage points) divided by 360.

(b) As rent for the Equipment during the Base Term, Lessee shall pay to Lessor all amounts stated below according to the timing stated below:

         (1) Amount of each payment during the Base Term: 84 MONTHLY PAYMENTS OF $91,846.36

         (2) Frequency of payments during the Base Term: MONTHLY

         (3) Timing of payments during the Base Term: ARREARS

(c) Lessee shall pay Lessor a Set-Up/Filing Fee as follows:

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[BANK ONE LOGO]

         (1)  $0.00 shall be paid on the Acceptance Date, or

         (2) $0.00 has been included in the above Lessor's Cost of the Equipment.


(d) Security Deposit: 0.00 On the Acceptance Date, Lessee shall pay Lessor said Security Deposit which shall be held in accordance with paragraph 11 below.

6. TITLE TO EQUIPMENT; QUIET POSSESSION. Lessee agrees that Lessor is the lawful owner of the Equipment and that good and marketable title to the Equipment shall remain with Lessor at all times. Lessee at its sole expense will protect and defend Lessor's good and marketable title to the Equipment against all claims and demands whatsoever except for Liens created directly by Lessor. This
Schedule is intended to be a lease transaction. Lessee shall have no right, title or interest in any of the Equipment except the right to peacefully and quietly hold and use the Equipment in accordance with the terms of the Lease during the Lease Term unless and until an event of default shall occur.

7. TAX REPRESENTATIONS. Lessee agrees that: (a) Lessee does not have, and the Lease will not create for Lessee, any equity or ownership interest in the Equipment; (b) the Equipment is not now, and will not be, "tax-exempt use property" as defined in Code Section 168; and (c) the Equipment has been placed in service as of the Acceptance Date.

8. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

9. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's reasonable judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's reasonable judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

10. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. The signing or filing of Uniform Commercial Code financing statements and other recordings are undertaken as a precaution only since the parties intend this Schedule to be a lease transaction. Lessee shall pay upon Lessor's written request any actual reasonable out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

11. SECURITY DEPOSIT: As collateral for Lessee's obligations under the Lease, Lessee hereby grants to Lessor a security interest in the sums specified in this Schedule as a "Security Deposit". At its option, Lessor may apply all or any part of said Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

                                    DUPLICATE

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[BANK ONE LOGO]

12. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the failure to so qualify would have a material adverse effect on Lessee's ability to carry on its business as now conducted or to enter into or perform its obligations under the Lease; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate, partnership or proprietorship action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, whether at law or equity (including the principles of good faith and fair dealing).

13. RELEASES. Upon fulfillment of all of Lessee's obligations under the Lease, Lessor agrees to deliver to Lessee (or at Lessor's option, file) a release of any Uniform Commercial Code financing statements it may have filed describing the Equipment as Collateral, and, at Lessee's sole cost, execute and deliver to Lessee such other documents as Lessee may reasonably request to evidence the fulfillment of lessee's obligations under the Lease.

14. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (C) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

BANC ONE LEASING CORPORATION               HOME INTERIORS & GIFTS. INC.
(Lessor)                                   (Lessee)

By: /s/ [ILLEGIBLE]                        By: /s/ BETTINA SIMON
   -------------------------                  ----------------------------------

Title: /s/ [ILLEGIBLE]                     Title:   VP, Gen Counsel
      ----------------------                     -------------------------------

Acceptance Date: 5/5/00                    Witness:
                ------------                       -----------------------------


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


                          BANC ONE LEASING CORPORATION
                    SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER


QUANTITY              DESCRIPTION                                  PAGE 1
================================================================================

LOCATION:             1649 FRANKFORD ROAD WEST
                      CARROLLTON, TX 75007
                      DENTON COUNTY


EQUIPMENT COST:       $6,276,471.00


1 RAPIDPICK PAPERLESS PICKING SYSTEM AS MORE FULLY DESCRIBED IN PROPOSAL # 56-5879 REV. B DATED DECEMBER 14, 1999 FROM RAPISTAN SYSTEMS.

1 TURNKEY MATERIAL HANDLING SYSTEM ENCOMPASSING CONVEYOR EQUIPMENT, CONTROLS, FIELD WIRING, INSTALLATION AS MORE FULLY DESCRIBED IN PROPOSAL # 56-5898 REV. B DATED DECEMBER 14, 1999 FROM RAPISTAN SYSTEMS.

1 MATERIAL STORAGE SYSTEM ENCOMPASSING FOUR (4) THREE LEVEL PICK MODULES, PALLET TRACK, CARTON FLOW RACK, APPROPRIATE DECKING AND SAFETY HANDRAIL INSTALLATION AS MORE FULLY DESCRIBED IN PROPOSAL # 56-5738 REV. B
         DATED DECEMBER 14, 1999 FROM RAPISTAN SYSTEMS.









         TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000101377 and constitutes a true and accurate description of the equipment.

Lessee:  HOME INTERIORS & GIFTS, INC.
         -----------------------------------------

By:      /s/ BETTINA SIMON
         -----------------------------------------

Date:         5/5/00
         -----------------------------------------


                               DUPLICATE

                       DELIVERY AND ACCEPTANCE CERTIFICATE
                             WITH HOLDBACK AGREEMENT

                        Dated         5/5/00
                             ---------------------------

Lease Number 1000101377

Lessee:  Home Interiors & Gifts, Inc.

Lessor:  Banc One Leasing Corporation

         (1) Solely for the purposes of this Delivery and Acceptance Certificate, certain terms are defined as follows. "Financing Agreement" means the lease/loan having the Lease/Loan Number referenced above. "Equipment" means the equipment described in the Financing Agreement. "Customer" refers to the Lessee/Borrower referred to above. "Financing Source" refers to the Lessor/Lender referred to above.

         (2) SOLELY AS BETWEEN CUSTOMER AND FINANCING SOURCE FOR PURPOSES OF THE FINANCING AGREEMENT, Customer hereby acknowledges and agrees that as of the date first written above. (a) ALL OF THE EQUIPMENT HAS BEEN DELIVERED TO CUSTOMER.
(b) To the best of Customer's knowledge, ALL of the Equipment is in good working order and complies with all applicable purchase orders or contracts and specifications. (c) AS BETWEEN CUSTOMER AND FINANCING SOURCE, CUSTOMER IRREVOCABLY ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE FINANCING AGREEMENT "AS-IS, WHERE-IS" WITH ALL FAULTS, AND CUSTOMER UNCONDITIONALLY WAIVES ANY RIGHT THAT CUSTOMER MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

         (3) At Customer's request, Financing Source is directed and IRREVOCABLY AUTHORIZED to pay, on or before the Disbursement Date(s) set forth below, the balance of the purchase price of the Equipment to the suppliers of the Equipment listed below as set forth below:

  Supplier                                         Amount                 Disbursement Date
  --------                                         ------                 -----------------
  Mannesmann Dematic Rapistan Corp.             $627,646.00               June 19,2000

         (4) Financing Source shall not owe any interest to Customer for that period of time during which any portion of the purchase price of the Equipment is undisbursed. Customer agrees to pay, defend, indemnify and hold Financing Source harmless from any liabilities, obligations, claims, costs and expenses (including reasonable attorney fees and expenses) of whatever kind imposed on or asserted against Financing Source in any way related to any purchase orders or purchase contracts relating to the Equipment.

         (5) Nothing contained herein shall constitute a waiver or release of any rights which Customer may have against the suppliers or the manufacturers of the Equipment under any warranties or other agreements, if any, made by the supplier or the manufacturer relating to the Equipment. Nothing contained herein shall constitute a modification, amendment, waiver or release of any term, condition, covenant or agreement set forth in the Financing Agreement, including Customer's unconditional and absolute obligation to make all payments as set forth in the Financing Agreement.

Home Interiors & Gifts, Inc.
(Customer)

By:    /s/ BETTINA SIMON
   -------------------------------

Title:  VP, Gen Counsel
      ----------------------------

                                    DUPLICATE


holdback

                  NON TITLED EQUIPMENT INSURANCE REQUEST LETTER

AON RISK MANAGEMENT
----------------------------------------------
(Agent)

8182 MARYLAND AVENUE
----------------------------------------------
(Street Address)

ST. LOUIS, MO 63105
----------------------------------------------
(City, State, Zip)

314-854-0864
----------------------------------------------
(Telephone Number)

Dear Agent:

Before our lease transaction can close, we need a properly executed Certificate of Insurance or binder covering the equipment we are leasing. Please send proof immediately of the following insurance requirements in the enclosed self-addressed envelope.

1. PHYSICAL DAMAGE: All risk equipment coverage for the replacement cost of the equipment being leased, which is estimated to be $6,276,471.00.

      Equipment Description:   SEE SCHEDULE A-I ATTACHED.
                            ----------------------------------------------------

2. LOSS PAYEE: Banc One Leasing Corporation must be named as loss payee on the Physical Damage coverage as owners of the equipment during the term of the lease. "Mortgagee" will not be acceptable as this indicates a security interest rather than ownership as described above.

3.    LIABILITY: Liability coverages must be provided in the following amounts:
              $300,000 for injury or death of one person
              $300,000 for all persons in one accident
              $100,000 for property damage liability as a result of one accident

4. ADDITIONAL INSURED: Banc One Leasing Corporation must be named additional insured on the liability coverage only.

5. NOTICE OF CANCELLATION: This policy shall not be canceled nor any restriction of coverage affected unless thirty (30) days prior written notice has been given by certified mail to Banc One Leasing Corporation at 1111 Polaris Parkway, Suite A3, Columbus, Ohio 43240, Attn: Insurance Dept.

PLEASE REFERENCE THE COMPLETE LEASE NUMBER AS LISTED BELOW FOR TRACKING PURPOSES. THANK YOU.

Sincerely,

/s/ BETTINA SIMON, VP
--------------------------------------------------
(By)

Home Interiors & Gifts, Inc.
--------------------------------------------------
(Lessee Name)

1000101377
--------------------------------------------------
(Lease Number)

================================================================================

Verified By:                                                 Date:
            ------------------------------------------            --------------

                              (BOLC Employee)
                                    DUPLICATE

                          EARLY BUYOUT OPTION ADDENDUM
                                  (Fixed Price)

                        Dated         5/5/00
                             ---------------------------


Master Lease Agreement Date: December 30, 1999     Lease Schedule No: 1000101377

Lessee:  Home Interiors & Gifts, Inc.

         Reference is made to the Lease Schedule identified above as amended ("Schedule") and to the Master Lease Agreement identified in the Schedule as amended ("Master Lease") and, each of which is by and between the lessee identified above ("Lessee") and Banc One Leasing Corporation ("Lessor"). Unless otherwise defined herein, all capitalized terms defined in the Master Lease and the Schedule shall have the same meaning when used herein. For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Solely for purposes of the Schedule and the equipment covered thereby ("Equipment"), Lessor and Lessee agree that so long as no event of default has occurred and continues under the Master Lease or any Schedule thereto and so long as Lessee gives Lessor written notice of its election under this Addendum at least 30 days, but no more than 90 days, prior to the applicable Buyout Date (as defined below), Lessee may elect to terminate the Schedule and purchase all, but not less than all, of the Equipment by paying to Lessor the Early Buyout Value (as defined below) on the Buyout Date. "Early Buyout Value" means the total of the following: (a) all rent, Taxes and all other amounts then due and payable by Lessee under the Schedule and Master Lease to the extent it relates to the Schedule; (b) an amount equal to the product of the Lessor's Cost of the Equipment and the EBO Percentage set forth below opposite the applicable Buyout Date; and (c) sales and other Taxes due in connection with Lessor's receipt of the above amounts. "Buyout Date" means the rent payment date of the month of the Lease Term stated in the Buyout Date column set forth below.

                  BUYOUT DATE                           EBO PERCENTAGE
                  -----------                           --------------
                  48th month of Lease Term                       54.46%

                  60th month of Lease Term                       39.65%

                  72nd month of Lease Term                       23.79%


         2. After careful consideration of the Lessor's Cost of the Equipment, the length of the Lease Term, the physical, technical and performance characteristics of the Equipment, the anticipated obsolescence, Lessee's intended use of the Equipment, inflation and all other relevant factors, Lessee represents that Lessee currently has no reason to believe or expect that the actual Fair Market Value of the Equipment on the Buyout Date will exceed the applicable Early Buyout Value set forth in Paragraph 1 above.

         3. This Addendum is hereby made a part of the Schedule. Except as expressly amended hereby, the Schedule and the Master Lease remain in full force and effect.


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HOME INTERIORS & GIFTS. INC.               BANC ONE LEASING CORPORATION
(Lessee)                                   (Lessor)

By: /s/ BETTINA SIMON                      By:       [ILLEGIBLE]
   -------------------------                  ----------------------------------

Title: VP, Gen. Counsel.                   Title:    [ILLEGIBLE]
      ----------------------                     -------------------------------




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